UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2024

FS Credit Real Estate Income Trust, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	000-56163	81-4446064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania	19112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreements.

MM-1 Facility – Second Amendment to the Amended and Restated Loan and Servicing Agreement

On April 23, 2024, FS CREIT Finance MM-1 LLC (an indirectly wholly owned subsidiary of FS Credit Real Estate Income Trust, Inc. (the “Company”)), as borrower, entered into a Second Amendment to the Amended and Restated Loan and Servicing Agreement, originally dated as of April 27, 2022, with Wells Fargo Bank, National Association, as administrative agent, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company, as lenders, and the other parties thereto. The amendment, among other things, (a) increases the applicable spread over the one-month Term SOFR benchmark rate from (i) 2.025% plus a credit spread adjustment of 0.11% to (ii) 2.30%, (b) extends the end of the availability period from September 20, 2024, to September 20, 2026, and (c) extends the scheduled maturity date from September 20, 2029, to September 20, 2031.

The material terms of the Second Amendment to the Amended and Restated Loan and Servicing Agreement described above are qualified in their entirety by the agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Barclays Facility – Amended and Restated Credit Agreement

On April 24, 2024, the Company, as borrower, entered into an Amended and Restated Credit Agreement with Barclays Bank PLC, as administrative agent and as a lender, certain other lenders, and the other parties thereto. The Amended and Restated Credit Agreement, among other things, (a) increases the lenders’ aggregate commitments from $310 million to $425 million, and (b) extends the revolving credit termination date in respect of $400 million of the lenders’ commitments from August 1, 2025, to April 24, 2027, while the revolving credit termination date of the remaining $25 million commitment remains August 1, 2025.

The material terms of the Amended and Restated Credit Agreement described above are qualified in their entirety by the agreement attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

10.1	Second Amendment to Amended and Restated Loan and Servicing Agreement, dated as of April 23, 2024, by and among FS CREIT Finance MM-1 LLC, Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, Barings Finance LLC and FS CREIT Finance Holdings LLC

10.2	Amended and Restated Credit Agreement, dated as of April 24, 2024, among FS Credit Real Estate Income Trust, Inc., Barclays Bank PLC, City National Bank, the lenders party thereto, M&T Bank and Wells Fargo Bank, National Association

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Credit Real Estate Income Trust, Inc.

Date: April 29, 2024	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President, Treasurer and Secretary